                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Information Statement
|_|   Confidential for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement

                            COGNIGEN NETWORKS, INC.
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               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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        (2)   Aggregate number of securities to which transaction applies:
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        (3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:
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        (4)   Proposed maximum aggregate value of transaction:
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|_|    Fee paid previously with preliminary materials.
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|_| Check  box if any  part  of the  fee is  offset  as  provided  by
    Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid  previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

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                             COGNIGEN NETWORKS, INC.
                             6405 218th Street, S.W.
                                    Suite 305
                       Mountlake Terrace, Washington 98043

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 6, 2004

     NOTICE IS HEREBY GIVEN that an Annual Meeting of  Shareholders  of Cognigen
Networks,  Inc., a Colorado  corporation,  will be held at the Luxor Hotel, 3900
Las Vegas Boulevard South, Las Vegas,  Nevada 89119-1000 on Monday,  December 6,
2004, at 1:00 p.m.,  Pacific  Standard Time, for the purpose of considering  and voting upon proposals to:

     (1)  elect directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualify; and

     (2)  transact  such other  business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

     Only  shareholders  of record at the close of business on November 9, 2004, are  entitled to notice of and to vote at the meeting and at any  adjournment(s)
of the Meeting.

     The  enclosed  Information  Statement  is submitted by and on behalf of our
Board of Directors. All shareholders are cordially invited to attend the meeting in person.

We are not asking you for a proxy and you are requested not to send us a proxy

                                    BY ORDER OF THE BOARD OF DIRECTORS

Mountlake Terrace, Washington
November 11, 2004                   GARY L. COOK, SECRETARY

                             COGNIGEN NETWORKS, INC.
                             6405 218th Street, S.W.
                                    Suite 305
                       Mountlake Terrace, Washington 98043

                              INFORMATION STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2004

     This Information  Statement is being furnished by the Board of Directors of
Cognigen Networks,  Inc., a Colorado corporation,  in connection with our Annual
Meeting of Shareholders to be held at the Luxor Hotel,  3900 Las Vegas Boulevard
South, Las Vegas,  Nevada 89119-1000 on Monday,  December 6, 2004, at 1:00 p.m.,
Pacific Standard Time, and at any adjournment(s) of the meeting.

     This Information Statement will be mailed to the Company's  shareholders on or about November 12, 2004.

                        We Are Not Asking You For A Proxy
                  And You Are Requested Not To Send Us A Proxy.

                                VOTING SECURITIES

     Voting  rights  are vested in the  holders  of our $0.001 par value  common stock,  with each share entitled to one vote.  Cumulative voting in the election of  directors  is not  permitted.  Only  shareholders  of record at the close of business  on  November  9, 2004,  are  entitled  to notice of and to vote at the meeting or any  adjournments  thereof.  On  November 9, 2004,  we had  8,753,972 shares of common stock outstanding.

                         ACTIONS TO BE TAKEN AT MEETING

     The meeting has been called by our  directors  to consider and act upon the following matters:

     (1)  elect  directors,  to be nominated at the meeting,  to serve until the next Annual  Meeting of  Shareholders  or until their  successors  are elected and qualify;

     (2)  transact  such other  business as may lawfully come before the meeting or at any adjournment(s) of the meeting.

     The holders of one-third of our outstanding  shares of common stock present at the meeting shall constitute a quorum. If a quorum is present,  directors are elected by a plurality of the vote,  i.e.,  the number of  candidates  nominated from the floor at the meeting that  corresponds  with the number of directors to be elected and that  receive the highest  number of votes cast in favor of their election  will be elected  to the Board of  Directors.  As to all other  actions voted on at the  meeting,  if a quorum is  present,  the  affirmative  vote of a majority of the shares  represented  at the meeting and  entitled to vote on the subject  matter  shall be the act of the  shareholders.  Where  brokers have not received  any  instruction  from their  clients  on how to vote on a  particular proposal,  brokers  are  permitted  to  vote  on  routine  proposals  but not on nonroutine  matters.  The  absence of votes on  nonroutine  matters  are "broker nonvotes."  Abstentions  and broker  nonvotes  will be  counted  as present  for purposes of  establishing  a quorum,  but will have no effect on the election of directors.  Abstentions and broker nonvotes on proposals other than the election of  directors,  if any,  will be counted as present  for  purposes  of the other proposals and will count as votes against all other proposals.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     The number of directors on our Board of Directors has been  established  by resolution of the Board of Directors as seven directors. There currently are two vacancies on the Board of Directors  created by the  resignation of one director and the inability of the Board of Directors to find a suitable  replacement  and another director to fill the vacancies.  The terms of all the current  directors expire at the meeting.

     During the  meeting,  nominations  for director  will be accepted  from the shareholders  attending the meeting.  The  shareholders  present will vote their shares for the  election of the persons for director  nominated  from the floor.
Unless the number is changed by  resolution of the  shareholders  adopted at the meeting, no more than seven of the persons nominated can be elected. The persons elected  will be the  number  of  nominees  that  corresponds  to the  number of directors  to be elected who receive  the highest  number of votes.  The elected nominees will hold office until the annual meeting of shareholders to be held in
2005,  until  their  successors  are duly  elected or  appointed  or until their earlier death, resignation or removal.

                                CURRENT DIRECTORS

     The name,  position  with us, age of each of our current  directors and the period  during  which  each of our  current  directors  has served as one of our directors are as follows:

            Name and Position                    Age        Director Since
            -----------------                    ---        --------------
      Gary L. Cook                               46              2003
      Senior Vice President, Chief
      Financial Officer, Treasurer and
      Director

      David L. Jackson                           66              1995
      Director

      Christopher R. Seelbach (1)(2)             65              2001
      Director

      James H. Shapiro (1)                       66              2002
      Director

      Thomas S. Smith                            62              2004
      President, Chief Executive Officer
      and Director

     Gary L. Cook has been one of our directors  since June 2003,  our Secretary since April 2004, and our Senior Vice  President,  Chief  Financial  Officer and
Treasurer  since March 2003. Mr. Cook was one of our directors from October 2002 until March  2003.  From June 2002 to March  2003,  Mr. Cook was an  independent financial  consultant.  From  February  1998  to June  2002,  Mr.  Cook  was the
Secretary and Treasurer of eVision International, Inc., which has no significant operations and formerly was a holding company,  and was Chief Financial  Officer of eVision  International,  Inc. from September 1998 to June 2002.  From 1998 to
June 2002,  Mr. Cook was Chief  Financial  Officer,  Treasurer and a director of
American Frontier Financial  Corporation,  a wholly-owned  subsidiary of eVision
International, Inc. American Frontier Financial Corporation filed for Bankruptcy in October 2001. The bankruptcy filing was dismissed in April 2002. From 1994 to
1996,  Mr.  Cook  was  principal  of a small  business  venture  in which he had majority ownership, and from 1982 to 1994, he was an auditor with KPMG, LLP. Mr.
Cook also is a director of Global Med Technologies, Inc. Mr. Cook graduated from
Brigham Young University.

     David L. Jackson has been one of our directors since February 1995, and was our Senior Vice  President of Corporate and Public Affairs or our Vice President
from August 1999 to April 2004,  our  Secretary  from August 1999 to April 2004, our Treasurer  from August 1999 to July 2000,  our President and Chairman of the
Board from 1996 to August  1999,  our Vice  President  from 1995 to 1996 and our
President  and the Chairman of the Board from 1990 to 1992.  From August 1999 to
March 2002,  Mr.  Jackson was a director  and the  Secretary  of  Inter-American
Telecommunications  Holding Corporation,  the net assets of which we acquired in
August 1999.  Mr.  Jackson has been a licensed  real estate broker in California since 1991. Mr. Jackson  graduated from Northwest  Nazarene  University and from the  University  of Denver,  College of Law.  Mr.  Jackson is an  arbitrator  in dispute  resolution  of  commercial  and  labor  law.  He was on the  roster  of arbitrators  of the Federal  Mediation  and  Conciliation  Service of the United
States Government from March 1994 to October 2002.

     Christopher  R. Seelbach has been one of our  directors  since August 2001.
From 1985 to the present, Mr. Seelbach has been President of Seelbach Associates
LLC, a management  consulting firm. At various times from 1998 through May 2001,
Mr.  Seelbach  served as a consultant,  director,  Chief  Operating  Officer and acting  Chief  Financial  Officer of  CallNOW.com,  Inc.,  a  telecommunications company.  From 1994 to 1998,  he was an  independent  consultant,  and served as
President and Chief Executive  Officer of Belcom,  Inc., a COMSAT  international
telecommunications   investment,   and   President   of  Skysat   Communications
Corporation,  a wireless  telecommunications  systems development company.  From
1992 to 1994 Mr. Seelbach was a director and Chief Operating  Officer of Viatel,
Inc.,  an  international  telecommunications  company.  Prior to 1992,  he was a venture  capitalist  with Exxon  Enterprises  and a consultant  with  McKinsey &
Company.  Mr.  Seelbach  graduated  from the United  States  Naval  Academy  and received an M.B.A. from Columbia University.

     James H. Shapiro has been one of our directors  since  October 2002.  Since
1995 Mr.  Shapiro has been the Chief  Executive  Officer of Windermere  Services
Company,  a company that provides real estate  services.  Mr. Shapiro  graduated from the University of Washington.

     Thomas S. Smith has been one of our  directors  since  January 2004 and our
President and Chief Executive Officer since December 2003. From April 2003 until
December 31, 2003,  Mr. Smith was a shareholder  of Jones & Keller,  P.C.;  from
August 2000 until April 2003,  he was a partner of and then of counsel to Dorsey
& Whitney,  LLP;  from  September  1996 until August 2000,  he was a director of
Smith McCullough, P.C.; from 1972 until August 1996, he was a director of Hopper and Kanouff, P.C. During all of his law firm experience,  he practiced corporate and  securities  law. He graduated  from Duke  University  and the University of
North Carolina Law School.

     (1) Member of our Audit Committee and member of our Compensation Committee.

     (2)  Christopher R. Seelbach has been  determined by our Board of Directors to be the financial expert on our Audit  Committee.  Christopher R. Seelbach and
James H. Shapiro are  independent  within the meaning of Rules  4200(a)(15)  and
4350(d) of The NASDAQ Stock Market.

     Except for Mr.  Cook,  none of our  directors  is a  director  of any other entity  that  has  its  securities  registered  pursuant  to  Section  12 of the
Securities  Exchange  Act of  1934 or that is  subject  to the  requirements  of
Section 15(d) of the Securities Exchange Act of 1934.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2004,  the Board of Directors held 20 meetings.  All of our current directors  attended more than 75% of the aggregate of all meetings of the Board of Directors  held while they were  directors.  The
Board of Directors acts from time to time by unanimous  written  consent in lieu of meetings.  During the fiscal year ended June 30, 2004, the Board of Directors conducted two meetings by unanimous written consent.  The Board of Directors had an Audit and Compensation  Committee during the fiscal year ended June 30, 2004.
The current  members of both committees are Christopher R. Seelbach and James H.
Shapiro.  The Audit Committee held four meetings and the Compensation  Committee held four  meetings  during our fiscal  year ended June 30,  2004.  The  current directors  who are  members  of each  committee  attended  more  than 75% of the aggregate  meetings of both  committees.  We have no  requirement  that  current members of our Board of Directors attend annual meetings of shareholders. At our last  annual  meeting  of  shareholders  held  in  October  2002,  three  of our directors, who were then serving as directors, were present at the meeting.

Audit Committee

     The  Audit  Committee  of the Board of  Directors  is  responsible  for our internal  controls  and the  financial  reports  process.  Messrs.  Seelbach and
Shapiro are members of our Audit  Committee.  Both are independent  directors as defined by rules adopted by The NASDAQ Stock Market. Our independent accountants are  responsible  for  performing  an  independent  audit  of  our  consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent  accountants'  report on such financial  statements.  The Audit Committee reviews with our management our consolidated  financial  statements,  reviews with the  independent  accountants their  independent  accountants'  report,  and  reviews  the  activities  of the independent accountants. Our Audit Committee selects our independent accountants each year.  Our Audit  Committee  also  considers  the  adequacy of our internal controls and accounting policies.

     The Audit  Committee  has a written Audit  Committee  Charter that has been adopted by our Board of Directors and is attached hereto as Exhibit A.

Compensation Committee

     The Compensation  Committee of the Board of Directors  reviews and approves for  recommendation to our Board of Directors the compensation for our executive officers.

Nominating Committee

     Our  Board of  Directors  has not yet  established  a  standing  nominating committee or committee performing similar functions.  Our Board of Directors has not  considered  it necessary to establish  such a committee at this time due to the fact the Board of  Directors is not  nominating  any persons for election as director.  Our directors may consider establishing a nominating committee in the future.  At the present time, if we were to solicit  proxies for the election of directors,  all of our  directors  would  participate  in the  consideration  of persons nominated for election as director at an annual meeting of shareholders.

     There is no charter for a  nominating  committee at this time and our Board of  Directors  has no  policy  with  regard  to the  consideration  of  director candidates recommended by our shareholders. Our Board of Directors believes that it is  appropriate  to  consider  all  director  candidates  recommended  by our shareholders without establishing a policy that governs the recommendations.

Shareholder Communications to Directors

     All communications by our shareholders to an individual  director or to the
Board  of  Directors  should  be in  writing  and  sent to us and our  Board  of
Directors  will  discuss the  communication  at the next meeting of the Board of
Directors.

                               EXECUTIVE OFFICERS

     Our  executive  officers are Thomas S. Smith and Gary L. Cook,  information pertaining to whom is set forth under  Current  Directors  above.  Our executive officers  are elected  annually at the first  meeting of the Board of  Directors held after each annual meeting of shareholders. Each executive officer will hold office until his or her successor  duly is elected and  qualified,  until his or her death or  resignation  or until he or she  shall be  removed  in the  manner provided by our bylaws.

     There are no arrangements or  understandings  between any executive officer and any other  person  pursuant to which any person was selected as an executive officer.

                                   CONSULTANT

     Kevin E.  Anderson is not one of our  executive  officers  but makes and is expected to make a significant  contribution to our business.  Mr. Anderson, who is 53, has been a consultant to us and our Board of Directors  since August 1999 and the founder and  President  of Cognigen  Corporation  and Kevin E.  Anderson
Consulting, Inc. Mr. Anderson graduated from the University of California at Los
Angeles.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities  Exchange Act of 1934 requires our officers and directors and persons who  beneficially own more than 10% of our outstanding common stock to file reports of beneficial  ownership  with the  Securities  and
Exchange Commission and to furnish us with copies of the reports.

     Based  solely on a review of the  Forms 3, 4 and 5 and  amendments  thereto furnished to us during our fiscal year ended June 30, 2004, the persons who were either one of our directors or officers or who beneficially  owned more than 10%
of our common  stock who failed to file on a timely  basis  reports  required by
Section 16(a) of the Securities Exchange Act of 1934 were Kevin E. Anderson, the
Anderson Family Trust and Peter Tilyou, as trustee of the Anderson Family Trust, all of whom may have failed to file their  respective  Forms 4 or Forms 5 during our fiscal year ended June 30, 2004, and Stanford Venture Capital Holdings, Inc.
and Stanford Financial Group Company,  Inc., which may have failed to file their respective  Forms 3, Forms 4, or Forms 5 during  our fiscal  year ended June 30,
2004.

                             EXECUTIVE COMPENSATION

     The  following  table  provides  certain  information   pertaining  to  the
compensation paid by us and our subsidiaries  during our last three fiscal years for services  rendered by our Chief  Executive  Officer and the persons who were our most highly  compensated  executive  officers and who received annual salary and bonus in excess of  $100,000  from us during the fiscal  year ended June 30,
2004.

                                 Summary Compensation Table
                                 --------------------------

                                                              Long Term
                                                            Compensation
                                 Annual Compensation            Awards
                                 -------------------            ------
                  Fiscal
    Name and      Year                                Other        Securities      All Other
   Principal      Ended                               Annual       Underlying    Compensation
    Position      June 30  Salary ($)    Bonus ($)   Comp ($)      Options (#)        ($)
---------------   -------  ----------    ---------   --------      -----------   ------------
Thomas S. Smith    2004     $100,000        -- --      -- -- (a)       200,000         -- --
President and      2003       -- --         -- --      -- -- (a)        -- --          -- --
Chief Executive    2002       -- --         -- --      -- -- (a)        -- --          -- --
Officer since
December 2003

Gary L. Cook       2004     $155,785        -- --      -- --            -- --          -- --
Senior Vice        2003     $ 41,000        -- --      -- -- (e)   $   130,000         -- --
President, Chief   2002       -- --         -- --      -- --            -- --          -- --
Financial
Officer,
Secretary and
Treasurer

Darrell H. Hughes  2004     $ 36,944        -- --    $  4,050(c)        -- --          -- --
President from     2003     $153,880        -- --    $ 10,635(c)        -- --          -- --
July 2000 to       2002     $125,000(b)     -- --    $ 24,638(c)        -- --          -- --
October 2003 and
Chief Executive
Officer from
October 1999 to
October 2003

David L. Jackson   2004     $104,576        -- --    $  3,000(d)        -- --          -- --
President and      2003     $132,096        -- --      -- --            -- --          -- --
Treasurer until    2002     $120,000(b)     -- --      -- --            -- --          -- --
August 20, 1999
and Senior Vice
President of
Corporate and
Public Affairs
and Secretary
from August 20,
1997 to April 7,
2004.

     a) Does not include any amounts  paid to the law firms with which Thomas S.
Smith was affiliated during our fiscal years ended June 2004, 2003, and 2002.

     b) We issued to Darrell H.  Hughes and David L.  Jackson  9,376,  and 9,376
shares of our common stock, respectively, in lieu of cash, for approximately 20%
of their salary for the periods  ending August 31,  September 15,  September 30,
October 15, October 31 and November 15, 2001. The number of shares of our common stock  issued was based on a value of $0.64 per  share.  The $0.64 per share was the last reported sale price of our common stock on September 24, 2001.

     c) The $4,050,  $10,635 and $24,638 represent the amounts Darrell H. Hughes was  reimbursed  for  items he was  entitled  to under his  original  employment agreement  with us. The $4,050  consists of an  automobile  allowance of $1,800, life insurance  premiums of $450, and medical  insurance of $1,800 after he left
us. The $10,635  consists of an automobile  allowance of $7,200,  life insurance premiums  of  $1,560  and a  contribution  match  of  $1,875  for  his  previous employer's  401(k) plan.  The $24,638  represents a  contribution  match for his previous employer's 401(k) plan of $8,438 and an automobile allowance of $16,200 for 27 months.

     d)  Represents  $1,000 per month in  director's  fees that were accrued for
David L.  Jackson  for  April,  May and June  2004 but were not paid to David L.
Jackson until after June 2004.

               OPTION INFORMATION PERTAINING TO EXECUTIVE OFFICERS

Option Grants in Last Fiscal Year

     No options to purchase our common stock were granted by us to Gary L. Cook,
Darrell H. Hughes,  or David L.  Jackson  during our last fiscal year ended June
30, 2004.

     The following table sets forth information pertaining to options granted by us to Thomas S. Smith during our last fiscal year ended June 30, 2004.

                                      Percent of
                     Number of       Total Options
                     Securities       Granted to
                     Underlying      Employees in      Exercise or
      Name         Options Granted    Fiscal Year       Base Price    Expiration Date
----------------   ---------------    -----------       ----------    ---------------
 Thomas S. Smith       200,000            95%              $.23           01/26/09

     The options granted to Thomas S. Smith became immediately exercisable as to
100,000 shares and become exercisable as to 25,000 shares on each of January 26,
2005, 2006, 2007, and 2008.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     No  options to  purchase  our common  stock  were  exercised  by any of our executive  officers  during our fiscal year ended June 30, 2004.  The  following table provides  information with respect to the unexercised  options to purchase our common stock held by Thomas S. Smith and Gary L. Cook as of June 30, 2004:

                       Number of Securities           Value of Unexercised
                      Underlying Unexercised              In-the-Money
                   Options at Fiscal Year End      Options at Fiscal Year End
      Name          Exercisable/Unexercisable     Exercisable/Unexercisable(1)
---------------    ---------------------------    ----------------------------

Thomas S. Smith            100,000 / 0                    $ 0 / $ 0 (1)

Gary L. Cook               130,000 / 0                    $ 0 / $ 0 (1)

(1)  The closing  price per share on June 30,  2004 was lower than the  exercise price.

                            COMPENSATION OF DIRECTORS

     Our  directors  were  reimbursed  for  reasonable  out of  pocket  expenses incurred  related to Board duties  assigned in connection  with attending  board meetings.  The  non-employee  directors are  compensated at a rate of $1,000 per month and $500 per day per  meeting  attended  in  person  and are paid $100 per month for serving as chairman of one of our committees.

     For the period from April 1, 2004 to June 30, 2004, we accrued for David L.
Jackson $3,000 in directors' fees.

     For the period  from July 1, 2003 to June 30,  2004,  we paid to or accrued for  Christopher R. Seelbach  $14,200 in directors'  fees and for serving on our
committees.  We  also  paid  Mr.  Seelbach  $211  and  $224,  respectively,   in
commissions during our fiscal years ended June 30, 2004 and 2003.

     For the period of time from July 1, 2003, through June 30, 2004, we paid to or accrued for James H. Shapiro  $13,000 in  directors'  fees and for serving on our committees.

                              EMPLOYMENT AGREEMENTS

     We have no employment  agreements with anyone and have no compensation plan or arrangement for anyone.

                              CONSULTING AGREEMENT

     In March  2003,  we  entered  into a  consulting  agreement  with  Kevin E.
Anderson    Consulting,    Inc.    to   provide    expanded    consulting    and
technical/administrative services. Under the consulting agreement, we paid Kevin
E. Anderson  Consulting,  Inc.  $4,000 per month  commencing in January 2003 and paid approximately  $700 per month of expenses  associated with his Internet T-1 connection.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of November 9, 2004, the number of shares of our  outstanding  common  stock  beneficially  owned  by each of our  current directors,  sets  forth the  number of shares of our  outstanding  common  stock beneficially  owned by all of our current executive  officers and directors as a group, and sets forth the number of shares of our outstanding common stock owned by each person who owned of record, or was known to own beneficially,  more than five percent of the outstanding shares of our common stock:

                                   Amount and Nature of
        Name and Address          Beneficial Ownership(1) Percent of Class
        ----------------          ----------------------- ----------------

Thomas S. Smith                         400,000(2)              3.4%
9800 Mt. Pyramid Court
Suite 400
Englewood, CO  80112

Gary L. Cook                            430,000(3)              4.8%
9800 Mt. Pyramid Court
Suite 400
Englewood, CO  80112

David L. Jackson                        283,642                 3.2%
P.O. Box
Lafayette, CA 94549

Christopher R. Seelbach                  40,000(4)          Less than 1%
44 Woodcrest Avenue
Short Hills, NJ  07078

James H. Shapiro                         25,188(5)          Less than 1%
5424 Sand Point Way, N.E.
Seattle, WA 98105

All current executive officers        1,178,830(6)             12.6%
and directors as a group (5
persons)

Cognigen Corporation                     25,250(7)          Less than 1%
2608 Second Avenue, Suite 555
Seattle, WA 98121

Anderson Family Trust                 1,158,505(7)(8)          13.2%
2608 Second Avenue, Suite 555
Seattle, WA 98120

Kevin E. Anderson                     1,158,505(7)(8)          13.2%
827 Union Pacific Blvd.
PMB 71-374
Laredo, TX  78045-9452

Peter Tilyou                          1,158,505(9)(10)         13.2%
2608 Second Avenue, Suite 555
Seattle, WA 98121

Stanford Venture Capital              1,075,000(11)            11.5%
Holdings, Inc.
5050 Westheimer
Houston, TX  77056

1)   Except  as  indicated  below,  each  person  has  sole  and  voting  and/or investment power over the shares listed.

2)   Includes 100,000 shares underlying a presently exercisable option. Does not include  100,000 shares that underlie an option that is not yet exercisable as to the 100,000 shares.

3)   Includes 130,000 shares underlying two presently exercisable options.

4)   Includes 25,000 shares underlying presently exercisable options.

5)   Includes 25,000 shares underlying presently exercisable options.

6)   Includes the 280,000 shares  underlying the presently  exercisable  options specified in footnotes (2) through (5) above.

7)   Kevin E.  Anderson and members of his family are the  beneficiaries  of the
     Anderson Family Trust , which owns  approximately  98.9% of the outstanding common  stock of  Cognigen  Corporation.  Mr.  Anderson  may be  deemed  to beneficially  own the  25,250  shares of the  common  stock  that  Cognigen
     Corporation may be deemed to beneficially own.

8)   Kevin E.  Anderson and members of his family are the  beneficiaries  of the
     Anderson Family Trust.  Kevin E. Anderson may be deemed to beneficially own the shares of the owned by the Anderson Family Trust.

9)   Includes  the  shares  owned by the  Anderson  Family  Trust  and  Cognigen
     Corporation,  all of which may be deemed to be beneficially  owned by Peter
     Tilyou.  Mr.  Tilyou  is the sole  trustee,  but not a  beneficiary  of the
     Anderson Family Trust.

10)  The information pertaining to the shares of common stock beneficially owned by the  Anderson  Family  Trust and  Cognigen  Corporation  is based on our shareholder records.

11)  Includes  500,000  shares  issuable upon  conversion of our 8%  Convertible
     Preferred  Stock.   Also,   includes  400,000  shares  and  175,000  shares
     underlying presently exercisable warrants owned by Stanford Financial Group
     Company,  Inc.  which has the same  address  as  Stanford  Venture  Capital
     Holdings,  Inc. The  information  pertaining  to these shares is based on a joint Schedule 13G filed by Stanford  Venture  Capital  Holdings,  Inc. and
     Stanford Financial Group Company, Inc. and our records.

Stock Option Plan

     We adopted an incentive and non-statutory option plan at our Annual Meeting of  Shareholders  held on March 15, 2001.  The plan  authorizes  the granting of options to our  officers,  directors,  employees and  consultants  to purchase a maximum of 625,000 shares of our common stock.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
                       AND CERTAIN BUSINESS RELATIONSHIPS

Stock  Redemption  Agreement  between us, the  Anderson  Family  Trust,  Cantara
Communications Corporation, and Kevin E. Anderson Consulting, Inc.

     On December 7, 2001,  we closed a  transaction  in which we  purchased,  or redeemed,  2,712,500  shares of our common stock from the Anderson Family Trust.
The  Anderson  Family  Trust  delivered  shares  from  those  owned by  Cognigen
Corporation, a company 98.9 % owned by the Anderson Family Trust, to satisfy its obligation  pursuant to the  transaction.  Kevin E.  Anderson and members of his family are the beneficiaries of the Anderson Family Trust. Kevin E. Anderson may
be deemed  to  beneficially  own the  shares of our  common  stock  owned by the
Anderson Family Trust.

     As  consideration  for the share purchase,  among other  consideration,  we transferred  to Cantara  Communications  Corporation,  an  affiliate of Kevin E.
Anderson,  the rights to become the up-line for our current accounts and thereby be entitled to commissions,  fees and bonuses on our current customer  accounts, with a commission not to exceed 12% which commission was limited by various caps through  December 31,  2002.  The amount of  commissions,  fees and bonuses that
Cantara Communications  Corporation is entitled to is totally dependent upon the commissions that we generate from new and repeat sales of services and products.
In addition, as a part of the transaction,  our agreement with Kevin E. Anderson
Consulting,  Inc., pursuant to which we paid Kevin E. Anderson Consulting,  Inc.
consulting  fees of $14,583 per month,  was  cancelled and Kevin E. Anderson was retained through March 31, 2003 at the rate of $1,000.00 per month to provide up to 20 hours  telecommuting  consulting  services to us per month.  Also, under a separate  consulting  agreement  we have  paid and will  pay  Kevin E.  Anderson
Consulting,   Inc,   an   additional   amount  for   expanded   consulting   and
technical/administrative  services.  For the years  ended June 30, 2004 and June
30, 2003 we paid  Cantara  Communications  Corporation  $526,644 and $535,402 in
commissions,  respectively,  and paid Kevin E. Anderson  Consulting Inc. $48,000 and $70,000,  respectively. For the years ended June 30, 2004 and June 30, 2003, we also paid members of Kevin E. Anderson's  family $50,164 and $43,703 in agent commissions, respectively.

Transactions with Stanford Venture Capital Holdings,  Inc and Stanford Financial
Group Company, Inc.

     On October 17, 2002 we issued  500,000  shares of 8%  Convertible  Series A
Preferred Stock (Preferred Stock) to Stanford Venture Capital Holdings, Inc. for
$500,000. Each share of the Preferred Stock is convertible, at the option of the holder,  into one share of our common stock for a period of five years.  At that time,  the  Preferred  Stock is  automatically  converted to common  stock.  The
Preferred Stock does not have voting rights and has a liquidation  preference of
$1.00 per share.  In conjunction  with the issuance of the Preferred  Stock,  we paid $30,000 in cash and issued  64,516  shares of our common  stock,  valued at
$20,000, to a third-party consultant as a finder's fee.

     Dividends on the Preferred Stock are cumulative at the rate of 8% per annum of the  liquidation  value,  $1.00 per share,  are payable in cash,  when and if declared by the Board of  Directors,  and are  preferential  to any other junior securities,  as defined. We have accrued dividends of $10,000 per quarter on the
Preferred Stock.

     As part of the agreement dated October 17, 2002, discussed above,  Stanford
Financial  Group  Company,  Inc.  agreed to  transfer to us an  approximate  32%
interest in Miami based American Communications,  a private company, in exchange for 400,000 shares of our common stock,  two-year  warrants to purchase  150,000 shares of our common stock at an exercise  price of $.50 per share and five-year warrants to purchase  350,000 shares of our common stock at an exercise price of
$.75 per share.  This  transaction  was  completed on February 5, 2003,  and the warrants were issued.  Of the warrants to purchase  150,000 shares,  warrants to purchase  75,000 shares were issued to principals  of Stanford  Financial  Group
Company,  Inc. Of the warrants to purchase 400,000 shares,  warrants to purchase
175,000  shares were issue to principals of Stanford  Financial  Group  Company,
Inc. The two-year  warrants to purchase  150,000 shares  expired  unexercised in
October 2004.

     On  February 3, 2003,  we entered  into a letter of intent with David Stone and Harry  Gorlovezky,  members of  American  Communications,  pursuant to which
Messrs.  Stone and Gorlovezky indicated their intent to purchase the approximate
32% interest in American Communications that we acquired from Stanford Financial
Group, Inc. for a cash consideration of $22,500. In addition,  Messrs. Stone and
Gorlovezky  had the  right,  until  June 10,  2003,  to  purchase  the  $300,000
Promissory  Note and  Agreement  due in  October  2004 for a  purchase  price of
$77,500 in cash.  The  $22,500  was  received  and the 32%  interest in American
Communications  was  delivered to Messrs.  Stone and  Gorlovezky.  The option to purchase the $300,000  Promissory  Note and  Agreement  was not exercised and we agreed to accept $100,000 plus $2,000 in attorney's  fees for full  satisfaction of the Promissory Note if paid by July 2004. All but $20,000 was paid by the due date which put the settlement  agreement in default and the $80,000 received was applied  to  interest  on  the  original  note  and  the  remaining  balance  of approximately  $320,000  remains  due and in  default.  We have  filed a lawsuit against American Communications and the two guarantors of the note to attempt to collect the remaining balance due.

Transaction with Intandem Communications Corp.

     On April 1, 2003, we, and InTandem Communications Corp. ("Intandem"), David
B.  Hurwitz  ("Hurwitz"),  Richard G. De Haven ("De Haven") and Anthony T. Sgroi
("Sgroi") entered into an agreement ("Funding  Agreement")  pursuant to which we agreed to  provide  up to  $448,093  in a series of loans  over a period of nine months to InTandem.

     As of  June  30,  2004,  we had  made  advances  of  $454,149  to  Intandem
Communications Corp. (Intandem).  On April 1, 2003, we and certain principals of
Intandem  entered into an  agreement  (Funding  Agreement)  pursuant to which we agreed to provide up to  $448,093  in a series of loans to  Intandem.  Effective
February 1, 2004, by mutual  agreement of the principals of Intandem and us, the
Funding  Agreement was terminated and a separate  agreement,  the Termination of
Funding Agreement and Settlement Agreement (Termination Agreement),  was entered into.

     The  Termination  Agreement  provided  that  we  would  convert  the  notes receivable  of the $387,399  into 100% of the  outstanding  stock of Intandem in exchange for payments of $10,000 per month for eight months, assumption of up to approximately  $45,000 in liabilities,  cancellation of all employment contracts of the Intandem  principals,  and cancellation of options to purchase our common stock.  As of the date of the  Termination  Agreement,  $414,149 had been funded under the Funding  Agreement.  Due to questions of recoverability of this amount and the remaining  commitments under the Termination  Agreement,  a provision of
$494,149  has  been  taken  in  the  statement  of  operations.  This  provision represents the $414,149  funding through the date of the  Termination  Agreement plus an estimate of remaining commitments under the Termination Agreement, which approximated $80,000 at the time.

Consulting Arrangements with Combined Telecommunications  Consultancy,  Ltd. and
Commission Payments to Telkiosk, Inc.

     We also have an agreement  with  Combined  Telecommunications  Consultancy,
Ltd. ("CTC"), of which slightly less than 35% is owned by Peter Tilyou, pursuant to which CTC is to receive a percentage  of a  transaction  if CTC  introduces a transaction  to us and is paid a consulting  fee of $150 per hour for  providing consulting services to us. During the fiscal years ending June 30, 2004 and June
30, 2003, we paid CTC $64,722 and $19,981  respectively,  in consulting fees and
$19,337 and $ -0-  ,respectively,  in transaction  fees.  The foregoing  amounts include  up to $5,000  that we  reimbursed  CTC for  expenses  CTC  incurred  in performing services on our behalf.

     In conjunction  with the  transaction  with  InTandem,  CTC was to be paid, under its consulting  agreement with us, a commission that was being  negotiated with us. In October 2004,  we agreed with CTC that $20,000 of a  combination  of stock  and  cash  was  owed  by  us to  CTC  in  connection  with  the  Intandem transaction.  However,  because  we bought  Intandem,  CTC  agreed to waive this commission.

     Peter Tilyou also owns  Telkiosk,  Inc.,  which was paid $1,244 and $840 in agent  commissions  for our fiscal  years ended June 30, 2004 and June 30, 2003, respectively.

Sale of Cognigen Switching Technologies, Inc.

     On May 12, 2004, after approval by the Board of Directors,  we entered into a Stock for Stock  Exchange  Agreement  with Jimmy L.  Boswell,  David G. Lucas,
Reginald W. Einkauf and John D. Miller (collectively the Principals) pursuant to which the Principals agreed to exchange with us a total of 800,000 shares of our common stock,  owned by the Principals,  for all of the outstanding common stock of our wholly-owned subsidiary, Cognigen Switching Technologies, Inc. (CST), and warrants  to  purchase  200,000  shares of our common  stock at $.3015 per share effective February 1, 2004. The closing occurred on May 21, 2004. At the closing
CST  entered  into  a  Master  Services  Agreement  (MSA)  to  provide  us  with telecommunications rating, billing,  provisioning,  customer care, commissioning and database  management  for a fee. The MSA is effective  February 1, 2004, and goes for one-year  periods unless  terminated by either party at the end of each period with a 30-day notice.

     As part of the closing,  CST entered  into a new note with a then  existing lender representing  approximately $223,000 in debt. All options to purchase our common stock issued to CST employees  were  terminated  except for the option to purchase  200,000  shares of our common  stock owned by Jimmy L.  Boswell  which option expired in August 2004 and was exercisable at $3.68 per share.

     At the time of the  transaction,  Jimmy L. Boswell was the  president and a director of CST.  David G. Lucas was the former  chief  financial  officer and a director of CST. Reginald W. Einkauf and John D. Miller were former officers and directors of CST. Mr. Boswell and Mr. Lucas are former officers and directors of ours. We originally  acquired CST in April 2000 when the  Principals and another person sold all of the outstanding stock of CST to us for our common stock.

     In conjunction with the Stock for Stock Exchange Agreement, goodwill with a net book  value of  $2,893,029  has been  written  off.  With  consideration  of approximately $26,000,  calculated using the Black Scholes method of calculation for the 200,000 warrants, goodwill of $2,893,029 and $168,448 in negative equity that was assumed by the  Principals,  and the 800,000 shares of our common stock that were repurchased from the Principals  valued at $.31 per share or $248,000, we recorded a non cash loss of $2,502,583 on this  transaction  that is included in our statement of operations for the year ended June 30, 2004.

Payments to Law Firms with which Thomas S. Smith was Associated

     During our fiscal years ended June 30, 2004 and 2003, we paid the law firms with which Thomas S. Smith,  our  President  and Chief  Executive  Officer,  was
associated $116,968 and $257,987,  respectively, for legal services performed by those firms for us.

Report of the Audit Committee

     The Audit  Committee is  responsible  for  overseeing  the integrity of our financial statements; our financial reporting process; our compliance with legal and regulatory  requirements;  and the independent auditor's  qualifications and independence; and the performance of our internal audit function and independent auditors. Christopher Seelbach and James H. Shapiro are the members of our Audit
Committee.

     Our  independent  accountants are responsible for performing an independent audit of our  consolidated  financial  statements  in  accordance  with auditing standards  generally  accepted  in the United  States of America  and issuing an
independent  accountants'  report  on  such  financial  statements.   The  Audit
Committee reviews with management our consolidated financial statements; reviews with independent accountants their independent  accountants' report; and reviews the activities of the independent  accountants.  The Audit Committee selects our independent  accountants  each year.  The Audit  Committee  also  considers  the adequacy of our  internal  controls and  accounting  policies The members of the
Audit Committee are all independent  directors of our Board of Directors  within the meaning of Rules 4200(a)(15) and 4350(d) of The NASDAQ Stock Market.

     The Audit  Committee  has  reviewed  and  discussed  the audited  financial statements  with our  management.  The Audit  Committee has  discussed  with our independent  auditors  the  matters  required  to be  discussed  by SAS  61.  In addition,  the Audit  Committee has received the written  disclosures and letter from our  independent  accountants  required  by  Independence  Standards  Board
Standard  No. 1  (Independence  Discussions  with Audit  Committees),  as may be modified  or  supplemented,  and has  discussed  with the  independent  accounts matters  pertaining to their  independence.  The Audit Committee also considered whether  the  additional  services  unrelated  to audit  services  performed  by
Ehrhardt,  Keefe, Steiner & Hottman, P.C. were compatible with maintaining their independence  in  performing  their audit  services.  Based upon the reviews and discussions  referred to above, the Audit Committee  recommended to the Board of
Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for our year ended June 30,  2004 for filing with the  Securities and  Exchange  Commission.  The Audit  Committee  has  adopted  a written  Audit
Committee  Charter  that has been  adopted  by our  Board  of  Directors  and is attached hereto as Exhibit A.

      Respectfully submitted by the Audit Committee,

      Christopher R. Seelbach                         James H. Shapiro

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The  principal  accountant  selected by our Audit  Committee for our fiscal
year  ended  June  30,  2004,  was  Ehrhardt,   Keefe,   Steiner  &  Hottman.  A
representative of Ehrhardt, Keefe, Steiner & Hottman, who were also our auditors for our fiscal year ended June 30, 2003, is expected to be present at the annual meeting of shareholders. Therefore, he or she is expected to have an opportunity to  make a  statement  if he or she  desires  to do so  and  is  expected  to be available to respond to appropriate  questions.  Our Audit Committee has not yet met to select a principal accountant for our fiscal year ending June 30, 2005.

Audit Fees

     The aggregate fees billed for  professional  services  rendered by Ehrhardt
Keefe Steiner & Hottman PC, our independent public accountants, for the audit of our financial  statements  for our fiscal years ended June 30, 2004 and 2003 and the review of the financial statements in our Forms 10-QSB for such fiscal years were $49,200 and $53,600, respectively.

Audit-Related Fees

     The  aggregate  fees billed in each of our last two fiscal years ended June
30,  2004 and 2003 by  Ehrhardt  Keefe  Steiner & Hottman PC for  assurance  and related services that were reasonably related to the performance of the audit or review of our financial statements were $13,566 and $19,175, respectively.

Tax Fees

     The  aggregate  fees billed for tax  services  rendered  by Ehrhardt  Keefe
Steiner & Hottman PC for tax  compliance,  tax advice,  tax planning for the two fiscal years ended June 30, 2004 and 2003, were $9,071 and $1,625, respectively.

All Other Fees

     No services  were  rendered by Ehrhardt  Keefe  Steiner & Hottman PC, other than as listed above, for the two fiscal years ended June 30, 2004 and 2003.

     The Audit  Committee  is  requested  to and did  approve the  retention  of
Ehrhardt  Keefe  Steiner  &  Hottman  PC and  the  fees  and  other  significant compensation  paid to  Ehrhardt  Keefe  Steiner & Hottman PC for the fiscal year ended June 30, 2004.

     100% of the services described above were approved by our Audit Committee.

                       2004 ANNUAL REPORT TO SHAREHOLDERS

     Included with this Information  Statement is our 2004 Annual Report on Form
10-KSB for the fiscal year ended June 30, 2004. We will provide, without charge, an additional copy of our Annual Report on Form 10-KSB for the fiscal year ended
June 30,  2004,  as  required  to be  filed  with the  Securities  and  Exchange
Commission  pursuant to the  Securities  Exchange Act of 1934, as amended,  upon written request to Gary L. Cook, Secretary,  at our principal offices. Each such request must set forth a good faith  representation that, as of November 9, 2004 the person making the request was a beneficial  owner of our common  stock.  The exhibits to the Annual  Report on Form 10-KSB for the fiscal year ended June 30,
2004 may be obtained by any  stockholder  upon written request to Mr. Cook. Each person  making any such  request will be required to pay a fee of $0.25 per page to cover our expenses in furnishing such exhibits.

                             SOLICITATION OF PROXIES

 We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy

                                 OTHER BUSINESS

     Our Board of Directors  does not know of any matters to be presented at the
Meeting other than the matters set forth herein.  If any other  business  should come before the Meeting,  the  shareholders in attendance will vote according to their judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

Mountlake Terrace, Washington
November 11, 2004                   GARY L. COOK, SECRETARY

                                                                       Exhibit A
                             AUDIT COMMITTEE CHARTER
                                       OF
                             COGNIGEN NETWORKS, INC.

I. Composition of the Audit Committee. The Audit Committee shall be comprised of such number of directors as are to be appointed by the Board of Directors.

II. Purposes of the Audit Committee.  The Audit  Committee's  primary duties and responsibilities are to:

     1. Monitor the integrity of the Company's  financial  reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     2. Monitor the  independence  and performance of the Company's  independent auditors and internal auditing department.

     3.  Provide  an avenue of  communication  among the  independent  auditors, management, the internal auditing department and the Board.

     The function of the Audit  Committee is  oversight.  The  management of the
Company is responsible for the  preparation,  presentation  and integrity of the
Company's financial statements.  Management and the internal auditing department are responsible for maintaining  appropriate  accounting and financial reporting principles and policies and internal  controls and  procedures  that provide for compliance with accounting  standards and applicable laws and  regulations.  The outside auditors are responsible for planning and carrying out a proper audit of the Company's financial statements, reviews of the Company's quarterly financial statements  prior to the  filing of each  quarterly  report on Form 10-Q or Form
10-QSB, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent  themselves to be,  accountants or auditors  by  profession  or  experts in the fields of  accounting  or  auditing including  in respect of auditor  independence.  As such,  it is not the duty or responsibility  of the Audit Committee or its members to conduct "field work" or other types of auditing or  accounting  reviews or  procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the  integrity  of those  persons  and  organizations  within and outside the Company from which it receives  information (ii) the accuracy of the financial and other information  provided to the Audit Committee by such persons or  organizations  absent  actual  knowledge  to the  contrary  (which  shall be promptly reported to the Board of Directors) and (iii)  representations  made by management as to any information technology,  internal audit and other non-audit services provided by the auditors to the Company.

     Notwithstanding  the  foregoing,  the Audit  Committee has the authority to conduct any investigation  appropriate to fulfilling its  responsibilities,  and shall have direct access to the independent  auditors as well as any employee of the Company.  The Audit  Committee  has the ability to retain,  at the Company's expense,  special legal,  accounting,  or other  consultants or experts it deems necessary in the performance of its duties.

III. Meetings of the Audit Committee.

     Audit  Committee  members  shall be  appointed  by the  Board.  If an Audit
Committee  Chair is not designated or present,  the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times  annually,  or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  In addition,  the  Committee  should meet privately in executive  session at least annually with management,  the director of  the  internal  auditing  department,  the  independent  auditors,  and  as a committee  to discuss any matters  that the  Committee  or each of these  groups believe should be discussed.

IV. Audit Committee Responsibilities and Duties.

     1. Review Procedures.

     The Audit Committee shall:

          a. Review and reassess the adequacy of this Charter at least annually, submit the  charter to the Board of  Directors  for  approval  and have the document  published  at least  every  three  years in  accordance  with SEC regulations.

          b. Review the Company's annual audited  financial  statements prior to filing or  distribution.  Review should include  discussion with management
     and  independent   auditors  of  significant  issues  regarding  accounting
     principles, practices, and judgments.

          c. In consultation with management,  the independent  auditors and the internal  auditors,  consider  the  integrity  of the  Company's  financial reporting  processes and controls.  Meet  periodically  with  management to discuss  significant  financial risk exposures and the steps management has taken to monitor,  control,  and report such exposures.  Review significant findings  prepared by the  independent  auditors and the internal  auditing department together with management's responses.

          d. Review with financial  management and the independent  auditors the
     Company's  quarterly  financial  results  prior to the  release of earnings and/or the  Company's  quarterly  financial  statements  prior to filing or distribution.  Discuss any significant changes to the Company's  accounting principles and any items  required to be  communicated  by the  independent auditors  in  accordance  with  SAS 61.  The  Chair  of the  Committee  may represent the entire Audit Committee for purposes of this quarterly review.

     2. Independent Auditors.

     The independent auditors are ultimately accountable to the Audit Committee.
The Audit  Committee  shall  review  the  independence  and  performance  of the auditors.  The  Audit  Committee,  shall  select,  evaluate,  and  where  deemed appropriate,  replace the outside  auditors (or nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

     The outside  auditors shall submit to the Company annually a formal written statement  delineating all  relationships  between the outside  auditors and the
Company  ("Statement as to  Independence"),  addressing  each non-audit  service provided  to the  Company  and at least the  matters  set forth in  Independence
Standards Board No. 1.

     The Audit Committee shall:

          a. Approve the fees and other  significant  compensation to be paid to the  independent  auditors for audit  services and approve the retention of the independent auditors for any non-audit service and the fee for any such service.

          b. On an annual basis,  ensure that the independent  auditors  prepare and deliver a Statement as to Independence, and review and discuss with the independent  auditors  all  significant  relationships  they  have with the
     Company that could impair the auditors'  independence.  The Audit Committee
     shall  take   appropriate   action  to  oversee  the  independence  of  the
     independent auditors.

          c. Review the  independent  auditors'  audit plan,  discussing  scope, staffing,  locations,  reliance  upon  management,  and internal  audit and general audit approach.

          d. Prior to releasing  the year-end  earnings,  discuss the results of the audit with the independent auditors.

          e. Consider the independent  auditors'  judgment about the quality and appropriateness  of the Company's  accounting  principles as applied in its financial reporting.

          f. Instruct the independent auditors that the independent auditors are ultimately accountable to the Audit Committee.

          g. Resolve any disagreements between the management of the Company and the Company's independent auditors.

     3. Internal Audit Department and Legal Compliance.

     The Audit Committee shall:

          a. Review the budget, plan, changes in plan, activities,  organization structure, and qualifications of the internal audit department, as needed.

          b. Review the appointment,  performance, and replacement of the senior internal audit executive.

          c.  Review   significant   reports  prepared  by  the  internal  audit
     department  together  with  management's  response  and  follow-up to these reports.

          d. Consider any reports or communications (and management's and/or the internal  audit  department's  responses  thereto)  submitted  to the Audit
     Committee by the independent auditors required by or referred to in SAS 61, as may be modified or supplemented.

          e.  Review on a regular  basis with the  Company's  counsel  any legal matters that could have a material impact on the  organization's  financial statements,  the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     4. Other Audit Committee Responsibilities.

     The Audit Committee shall:

          a.  Annually  prepare  a report to  shareholders  as  required  by the
     Securities  and Exchange  Commission.  The report should be included in the
     Company's annual proxy statement.

          b. Maintain minutes of meetings and  periodically  report to the Board of Directors on significant results of the foregoing activities.

          c.   Periodically   perform   self-assessment   of   Audit   Committee
     performance.

          d. Annually review policies and procedures  associated with directors'
     and officers' expense accounts and perquisites.

          e. Approve in advance all director,  officer and other person  related party transactions with the Company.

          f. Monitor a code of ethics for the Company's Chief Executive Officer,
     Chief  Financial  Officer,  Principal  Accounting  Officer or Controller or
     persons performing similar functions.

          g. Establish  procedures  for the receipt,  retention and treatment of
     complaints   received  by  the  Company  regarding   accounting,   internal
     accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns  regarding  questionable accounting or auditing matters.

          h. Engage independent counsel and other advisors as it deems necessary to carry out its duties.

          i.  Determine  funding  for  independent  counsel  and other  advisors employed under paragraph IV.4.h of this Charter.

          j. Review any other aspects of the Company's  affairs as the Committee deems necessary or appropriate.

          k. Perform any other  activities  consistent  with this  Charter,  the
     Company's  by-laws,  and governing law, as the Committee or the Board deems necessary or appropriate.